John Hancock Variable Insurance Trust

Supplement dated February 26, 2015

to the Prospectus dated April 30, 2014

Total Bond Market Trust B (the “fund”)

Joshua Kuhnert no longer serves as a portfolio manager to the fund. Accordingly, all references to Joshua Kuhnert as a portfolio manager to the fund are removed from the prospectus. Peter Farley will continue to serve as portfolio manager to the fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.